POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of Foresters Life Insurance and Annuity Company (the “Company”) hereby appoints each of Carol E. Springsteen or William H. Drinkwater his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) prepared pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including but not limited to the “Registration Statements” listed below and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the “SEC”). Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

Individual Variable Annuity Contract (SEC File No. 002-66295)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

Insured Series Policy (SEC File No. 002-98410)
ISP Choice Policy (SEC File No. 333-149362)
Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

The Tax Tamer I and First Choice Contracts (SEC File No. 033-33419)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

The Tax Tamer II Contract (SEC File No. 333-26341)
The First Choice Bonus Annuity Contract (SEC File No. 333-186359)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SVPL Modified Single Premium Variable Life Insurance Policy (SEC File No. 333-123756)
Variable Universal Life (SEC File No. 333-191937)
Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 12th day of February, 2016.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of Foresters Life Insurance and Annuity Company (the “Company”) hereby appoints each of Carol E. Springsteen or William H. Drinkwater his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) prepared pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including but not limited to the “Registration Statements” listed below and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the “SEC”). Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every  act whatsoever requisite or  desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

Individual Variable Annuity Contract (SEC File No. 002-66295)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

Insured Series Policy (SEC File No. 002-98410)
ISP Choice Policy (SEC File No. 333-149362)
Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

The Tax Tamer I and First Choice Contracts (SEC File No. 033-33419)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

The Tax Tamer II Contract (SEC File No. 333-26341)
The First Choice Bonus Annuity Contract (SEC File No. 333-186359)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SVPL Modified Single Premium Variable Life Insurance Policy (SEC File No. 333-123756)
Variable Universal Life (SEC File No. 333-191937)
Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 12th day of February, 2016.

  Anthony M. Garcia

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints each of Carol E. Springsteen or William H. Drinkwater his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) prepared pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including but not limited to the “Registration Statements” listed below and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the “SEC”). Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.
The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:
First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

Individual Variable Annuity Contract (SEC File No. 002-66295)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

Insured Series Policy (SEC File No. 002-98410)
ISP Choice Policy (SEC File No. 333-149362)
Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

The Tax Tamer I and First Choice Contracts (SEC File No. 033-33419)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

The Tax Tamer II Contract (SEC File No. 333-26341)
The First Choice Bonus Annuity Contract (SEC File No. 333-186359)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SVPL Modified Single Premium Variable Life Insurance Policy (SEC File No. 333-123756)
Variable Universal Life (SEC File No. 333-191937)
Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 12th day of February, 2016.

Steven Guterman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of Foresters Life Insurance and Annuity Company (the “Company”) hereby appoints each of Carol E. Springsteen or William H. Drinkwater his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) prepared pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including but not limited to the “Registration Statements” listed below and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the “SEC”). Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or  desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

Individual Variable Annuity Contract (SEC File No. 002-66295)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

Insured Series Policy (SEC File No. 002-98410)
ISP Choice Policy (SEC File No. 333-149362)
Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

The Tax Tamer I and First Choice Contracts (SEC File No. 033-33419)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

The Tax Tamer II Contract (SEC File No. 333-26341)
The First Choice Bonus Annuity Contract (SEC File No. 333-186359)
Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SVPL Modified Single Premium Variable Life Insurance Policy (SEC File No. 333-123756)
Variable Universal Life (SEC File No. 333-191937)
Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 12th day of February, 2016.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of Foresters Life Insurance and Annuity Company (the “Company”) hereby appoints each of Carol E. Springsteen or William H. Drinkwater his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) prepared pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including but not limited to the “Registration Statements” listed below and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the “SEC”). Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.
The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:
First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)
Individual Variable Annuity Contract (SEC File No. 002-66295)
Form N-4 Registration Statements to be filed as necessary.
First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)
Insured Series Policy (SEC File No. 002-98410)
ISP Choice Policy (SEC File No. 333-149362)
 Form N-6 Registration Statements to be filed as necessary.
First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)
The Tax Tamer I and First Choice Contracts (SEC File No. 033-33419)
 Form N-4 Registration Statements to be filed as necessary.
First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)
The Tax Tamer II Contract (SEC File No. 333-26341)
The First Choice Bonus Annuity Contract (SEC File No. 333-186359)
 Form N-4 Registration Statements to be filed as necessary.
First Investors Life Separate Account E (SEC File No. 811-21742)
SVPL Modified Single Premium Variable Life Insurance Policy (SEC File No. 333-123756)
Variable Universal Life (SEC File No. 333-191937)
 Form N-6 Registration Statements to be filed as necessary.
IN WITNESS WHEREOF the undersigned has subscribed these presents this 12th  day of February, 2016.

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of Foresters Life Insurance and Annuity Company (the “Company”) hereby appoints each of Carol E. Springsteen or William H. Drinkwater his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) prepared pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including but not limited to the “Registration Statements” listed below and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.
The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:
First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)
Individual Variable Annuity Contract (SEC File No. 002-66295)
 Form N-4 Registration Statements to be filed as necessary.
First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)
Insured Series Policy (SEC File No. 002-98410)
ISP Choice Policy (SEC File No. 333-149362)
 Form N-6 Registration Statements to be filed as necessary.
First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)
The Tax Tamer I and First Choice Contracts (SEC File No. 033-33419)
Form N-4 Registration Statements to be filed as necessary.
First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)
The Tax Tamer II Contract (SEC File No. 333-26341)
The First Choice Bonus Annuity Contract (SEC File No. 333-186359)
 Form N-4 Registration Statements to be filed as necessary.
First Investors Life Separate Account E (SEC File No. 811-21742)
SVPL Modified Single Premium Variable Life Insurance Policy (SEC File No. 333-123756)
Variable Universal Life (SEC File No. 333-191937)
 Form N-6 Registration Statements to be filed as necessary.
IN WITNESS WHEREOF the undersigned has subscribed these presents this 12th day of February, 2016.